United States
                 Securities and Exchange Commission
                       Washington D.C. 20549

                             Form 8-K

                          Current Report
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


         Date of Report(Date of the earliest event reported)


                        September 13, 2005
                        __________________


                           THE STEPHAN CO.
        (Exact name of registrant as specified in its charter)


     Florida                1-4436                59-676812
 (State or other       (Commission File       (I.R.S. Employer
 jurisdiction of           Number)         Identification Number)
  incorporation)

                1850 W. McNab Road
             Fort Lauderdale, Florida                    33309
    (Address of principal executive offices)           (Zip Code)

                          (954) 971-0600
        (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 4.01  Changes in Registrant's Certifying Accountant.

(a)(1):

     (i) On September 13, 2005, The Stephan Co. (the "Company") dismissed its independent accountants, Deloitte & Touche LLP
("D&T").

     (ii) The reports of D&T on the Company's financial statements for the years ended December 31, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The dismissal was approved by the Audit Committee, and

     (iv) In connection with the audits of the Company's two most recent fiscal years ended December 31, 2003 and 2004, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years.

     (v) Except as described in the following two paragraphs, during the fiscal years ended December 31, 2003 and 2004, and through September 13, 2005, there were no "reportable events" as defined in
Item 304(a)(1)(v) of Regulation S-K.

	In connection with its audit of the Company's consolidated financial statements for the year ended December 31, 2004, D&T advised the Company's management of a deficiency that existed in the design and operation of the Company's internal controls which was considered by D&T to be a material weakness. A discussion of such material weakness may be found in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the SEC on September 9, 2005.

	In order to address this material weakness, the Company intends to retain additional accounting staff (either internally or through use of consultants) in order to satisfy our continuing and enhanced reporting obligations as a public company.

	The Company has provided a copy of this report to D&T and requested that it furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Company to this item.

 (a)(2):

     On September 14, 2005, the Company engaged Goldstein Lewin & Co. ("GLC") as its principal accountant to review the interim financial statements for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 and to audit the Company's financial statements for the year ended December 31, 2005.
                                   2

     Prior to engaging GLC, neither the Company nor anyone acting on the Company's behalf, consulted GLC regarding the application of accounting principles to a specific completed or contemplated transaction, nor the type of audit opinion that might be rendered on the Company's financial statements and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting auditing or financial reporting issues.


ITEM 7.01.  Regulation FD Disclosure.

     On September 16, 2005, the Company issued a press release announcing the dismissal of D&T and the hiring of GLC. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01.  Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit
Number      Description

16.1        Response from D&T to this Form 8-K

99.1	The Stephan Co. Press Release dated September 16, 2005


























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                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on September 19, 2005.




The Stephan Co.

By:


/s/ David Spiegel
__________________________
David Spiegel
Chief Financial Officer


























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